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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TRANSACTION SYSTEMS ARCHITECTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 27, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders that will be held on Tuesday, March 9, 2004, at 10:00 a.m. local time at the Omaha Marriott Hotel located at 10220 Regency Circle, Omaha, Nebraska.

        Details of the business to be conducted at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

        Please use this opportunity to take part in the affairs of the Company. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the accompanying Proxy Card in the enclosed postage-paid envelope, or vote via the Internet or telephone. Please refer to the enclosed Proxy Card for instructions on voting via the Internet or telephone or, if your shares are registered in the name of a broker or bank, please refer to the information forwarded by the broker or bank to determine if Internet or telephone voting is available to you.

        On behalf of the Board of Directors, we appreciate your continued interest in the Company.

Sincerely,

Harlan F. Seymour
Chairman of the Board of Directors

TRANSACTION SYSTEMS ARCHITECTS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on March 9, 2004

        The Annual Meeting of Stockholders of Transaction Systems Architects, Inc. (the "Company") will be held on Tuesday, March 9, 2004, at 10:00 a.m. local time at the Omaha Marriott Hotel located at 10220 Regency Circle, Omaha, Nebraska, for the following purposes:

  1.
  To elect seven Directors to hold office until the next Annual Meeting of Stockholders;

  2.
  To vote upon a proposal to amend and restate the Company's 2002 Non-Employee Director Stock Option Plan (the "2002 Plan") to (i) provide for a one-year vesting period for options granted under the 2002 Plan, excluding options currently outstanding, (ii) provide for acceleration of vesting of options granted under the 2002 Plan, including options currently outstanding, upon a change in control of the Company, and (iii) require stockholder approval for any repricing of options issued under the 2002 Plan;

  3.
  To vote upon a proposal to amend and restate the Company's 1999 Employee Stock Purchase Plan (the "ESPP") to (i) extend the term of the ESPP by four years to April 2008, (ii) increase the number of shares of Class A Common Stock reserved for issuance under the ESPP by 750,000 shares, to a total of 1,500,000 shares, and (iii) enable the Board of Directors to reduce the discount applicable to the award of rights to purchase stock under the ESPP;

  4.
  To vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent auditors; and

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

        The Board of Directors has fixed the close of business on January 14, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. Each share of the Company's Class A Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

ALL HOLDERS OF THE COMPANY'S CLASS A COMMON STOCK (WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD ENCLOSED WITH THIS NOTICE OR VOTE VIA THE INTERNET OR TELEPHONE. FOR FURTHER DETAILS, SEE "PROXY SOLICITATION" IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Dennis P. Byrnes
Secretary

January 27, 2004

TRANSACTION SYSTEMS ARCHITECTS, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
to be held on March 9, 2004

        This Proxy Statement is being furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board") of Transaction Systems Architects, Inc. (the "Company" or "TSA") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Tuesday, March 9, 2004, at 10:00 a.m. local time at the Omaha Marriott Hotel located at 10220 Regency Circle, Omaha, Nebraska, and any postponement or adjournment thereof. A copy of the Company's Annual Report to Stockholders, including the Company's annual report on Form 10-K for the fiscal year ended September 30, 2003 ("fiscal 2003"), which includes the Company's financial statements for fiscal 2003, accompanies this Proxy Statement. Stockholders may obtain a copy of the Company's annual report on Form 10-K and a list of the exhibits thereto without charge by written request delivered to the Company, Attn: Investor Relations, 224 South 108th Avenue, Omaha, Nebraska 68154. The Company's annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are available free of charge on the Company's website at www.tsainc.com as soon as reasonably practicable after the Company files such information electronically with the Securities and Exchange Commission ("the Commission"). Beginning on or about January 28, 2004, this Proxy Statement and the accompanying proxy card are being mailed to holders of the Company's Class A Common Stock.

Proxy Solicitation

        The shares of the Company's Class A Common Stock, $.005 par value per share ("Common Stock"), represented by the proxies received pursuant to this solicitation and not timely revoked will be voted at the Annual Meeting. A holder of Common Stock ("Common Stockholder") who has given a proxy may revoke it prior to its exercise either by giving written notice of revocation to the Secretary of the Company or by giving a duly executed proxy bearing a later date. Attendance in person at the Annual Meeting does not itself revoke a proxy; however, any Common Stockholder who attends the Annual Meeting may revoke a previously submitted proxy by voting in person. Subject to any such revocation, all Common Stock represented by properly executed proxies will be voted in accordance with the specifications on the proxy. If no such specifications are made, proxies will be voted FOR each proposal described herein and, as to any other matter that may be brought before the Annual Meeting, in accordance with the judgment of the person or persons voting the same.

        Common Stockholders whose shares of Common Stock are registered directly with the Company's transfer agent, Wells Fargo Bank Minnesota, National Association, may vote via the Internet or telephone. Common Stockholders should refer to the enclosed proxy card for instructions on voting via the Internet or telephone. The Internet and telephone voting facilities for Common Stockholders of record will close at 12:00 p.m. CST (Omaha time) on March 8, 2004. Common Stockholders whose shares are registered in the name of a broker or bank should refer to the information forwarded by the broker or bank to determine if Internet or telephone voting is available to them.

        The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby, and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. The Company has retained Wells Fargo Bank Minnesota,

National Association, to assist in the solicitation of proxies at a cost of approximately $4,000, plus normal out-of-pocket expenses. The Company has also retained D.F. King & Co., Inc. to perform proxy solicitation services on its behalf at a cost of $5,000, plus normal out-of-pocket expenses.

Votes Required; Treatment of Abstentions and Broker Non-Votes

        Only Common Stockholders of record at the close of business on January 14, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 36,698,661 shares of Common Stock issued and outstanding, excluding 1,476,145 shares of Common Stock held as treasury stock by the Company. The shares of Common Stock held as treasury stock are not entitled to be voted. Each Common Stockholder is entitled to one vote per share of Common Stock held on all matters to be voted on by the Company's stockholders. Common Stockholders may not cumulate their votes in the election of Directors. Unless the context requires otherwise, any reference to "shares" in this Proxy Statement refers to all shares of Common Stock entitled to vote at the Annual Meeting.

        The presence in person or by proxy at the Annual Meeting of the holders of a majority of the issued and outstanding shares entitled to vote at the Annual Meeting shall constitute a quorum. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present in person or by proxy at the Annual Meeting with respect to a proposal (other than the election of Directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. The effect of an abstention on the outcome of the voting on a particular proposal depends on the vote required to approve that proposal, as described below.

        "Broker non-votes" are shares present by proxy at the Annual Meeting and held by brokers or nominees as to which (i) instructions to vote have not been received from the beneficial owners and (ii) the broker nominee does not have discretionary voting power on a particular matter. In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of shares present in person or by proxy at the Annual Meeting with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in this manner. Accordingly, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

        Election of a Director requires the affirmative vote of the holders of a plurality of the shares present in person, or represented by proxy, at a meeting at which a quorum is present. The seven persons receiving the greatest number of votes at the Annual Meeting shall be elected as Directors. Since only affirmative votes count for this purpose, abstentions will not affect the outcome of the voting on proposal 1.

        With respect to proposals 2 through 4, the amendments to the Company's 2002 Non-Employee Director Stock Option Plan (the "2002 Plan"), the amendments to the Company's 1999 Employee Stock Purchase Plan (the "ESPP") and the ratification of the appointment of independent auditors, respectively, a stockholder may mark the accompanying form of proxy or voting instruction card to (i) vote for the matter, (ii) vote against the matter, or (iii) abstain from voting on the matter. The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required for the approval of proposals 2 and 3, the amendments to the 2002 Plan and the ESPP. Because a majority of shares present in person or by proxy at the Annual Meeting is required for approval of proposals 2 and 3, an abstention will have the legal effect of a vote against these proposals. The affirmative vote of a majority of the shares represented at the Annual Meeting and actually voting on proposal 4, the ratification of the appointment of independent auditors, is required for the approval of proposal 4. Because only a majority of shares actually voting is required to approve proposal 4, an abstention will have no effect on the outcome of the voting on proposal 4.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board currently consists of seven members. The Board has nominated for re-election as Directors Roger K. Alexander, John D. Curtis, Gregory D. Derkacht, Jim D. Kever, Frank R. Sanchez, Harlan F. Seymour and John E. Stokely, each to serve until the 2005 Annual Meeting of Stockholders and thereafter until his respective successor is duly elected and qualified. The Company expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that each share represented by proxy at the Annual Meeting will be voted for the election of another nominee to be designated by the Board to fill any such vacancy. Biographical information regarding each nominee is set forth below.

Nominees

        Roger K. Alexander.    Mr. Alexander has been a Director of the Company since February 2000. Since October 2002, Mr. Alexander has served as the Chief Executive Officer of Switch Card Services, which was renamed S2 Card Services Ltd. on December 1, 2003, a privately-held debit card service-company based in the United Kingdom. From January 2000 to October 2002, Mr. Alexander was a partner in the London office of Edgar, Dunn & Company, a management-consulting firm based in San Francisco. From 1994 through 1999, Mr. Alexander was Managing Director of Barclays Bank Emerging Markets Group, a division of Barclays Bank plc, based in London, England. Mr. Alexander also serves as a director on a private company board. Mr. Alexander is 55 years old.

        John D. Curtis.    Mr. Curtis has been a Director of the Company since March 2003. Since August 2002, Mr. Curtis has provided legal and business consulting services to various clients. From July 2001 to July 2002, Mr. Curtis was General Counsel of Combined Specialty Corporation and a director of Combined Specialty Insurance Company, each wholly-owned subsidiaries of Aon Corporation (NYSE: AOC). From November 1995 to July 2001, when Aon Corporation acquired the company, Mr. Curtis was President of First Extended, Inc., a holding company with two principal operating subsidiaries: First Extended Service Corporation, an administrator of vehicle extended service contracts and FFG Insurance Company, a property and casualty insurance company. Mr. Curtis is 63 years old.

        Gregory D. Derkacht.    Mr. Derkacht has been a Director of the Company since December 2001 and the President and Chief Executive Officer of the Company since January 2002. Mr. Derkacht served as President of e-PROFILE, a wholly-owned Internet banking subsidiary of Sanchez Computer Associates, Inc. (NASDAQ: SCAI), from January 2000 to February 2001. e-PROFILE provided operations and technology solutions to financial services companies. From August 1999 to January 2000, Mr. Derkacht served as President of Credit Union Systems Division, a division of Fiserv, Inc. (NASDAQ: FISV), which provides information management technology to the financial industry. Mr. Derkacht served as Chief Executive Officer of Envision Financial Technologies, a privately-held company providing software services to the financial industry, from July 1997 to August 1999, when Envision was acquired by Fiserv. Mr. Derkacht is 56 years old.

        Jim D. Kever.    Mr. Kever has been a Director of the Company since November 1996. Mr. Kever is a member in Voyent Partners, LLC, a privately-held investment firm. Mr. Kever has held various positions with Envoy Corporation, which provides electronic processing services, primarily to the health care industry, and which became a wholly-owned subsidiary of Quintiles Transnational Corp. in March 1999. From June 1995 until May 2001, Mr. Kever served as Envoy's President and Chief Executive Officer.

Mr. Kever is also a director of (i) Luminex Corporation (NASDAQ: LMNX), a biological test manufacturer, (ii) 3D Systems Corporation (NASDAQ: TDSC), an imaging system manufacturer, and (iii) Tyson Foods, Inc. (NYSE: TSN), which produces, distributes and markets beef, chicken, pork and prepared foods. Mr. Kever is 51 years old.

        Frank R. Sanchez.    Mr. Sanchez has been a Director of the Company since May 2002. Since April 1999, Mr. Sanchez has served as the Chief Executive Officer of Sanchez Computer Associates, Inc. (NASDAQ: SCAI), a developer and seller of banking software. From 1994 to 1999, Mr. Sanchez served as President and the Chief Operating Officer of Sanchez Computer Associates, Inc. Mr. Sanchez is 47 years old.

        Harlan F. Seymour.    Mr. Seymour has been a Director of the Company since May 2002, and has served as Chairman of the Board since September 2002. Mr. Seymour is presently the sole owner of HFS, LLC, a privately-held investment firm. From June 2000 to March 2001, Mr. Seymour served as Executive Vice President of Envoy Corporation, which provides electronic processing services, primarily to the health care industry, and which became a wholly-owned subsidiary of Quintiles Transnational Corp. in March 1999. From March 1999 to June 2000, Mr. Seymour served as an independent consultant to Envoy Corporation. From July 1997 to March 1999, Mr. Seymour served as Senior Vice President of Envoy Corporation. Mr. Seymour is also a director of SCP Pool Corporation (NASDAQ: POOL), a wholesale distributor of swimming pool supplies and related equipment, and serves on its audit and governance committees. Mr. Seymour also serves as a director on two private company boards. Mr. Seymour is 53 years old.

        John E. Stokely.    Mr. Stokely has been a Director of the Company since March 2003. Since August 1999, Mr. Stokely has served as President of JES, Inc., an investment and consulting firm providing strategic and financial advice to companies in various industries. From 1996 to 1999, Mr. Stokely served as President, Chief Executive Officer and Chairman of the Board of Richfood Holdings, Inc., a publicly traded FORTUNE 500 food retailer and wholesale grocery distributor, which merged with Supervalu Inc. (NYSE: SVU) in August 1999. Mr. Stokely is also a director of (i) Performance Food Group Company (NASDAQ: PFGC), a foodservice distributor, (ii) Nash Finch Company (NASDAQ: NAFC), a food distribution and retail company, and (iii) SCP Pool Corporation (NASDAQ: POOL), a wholesale distributor of swimming pool supplies and related equipment. Mr. Stokely is 51 years old.

Information Regarding the Board, its Committees, and Director Compensation

        The Board held 10 meetings during fiscal 2003 and acted by unanimous written consent three times. Each incumbent Director who was a member of the Board during fiscal 2003 attended all meetings held after his election or appointment to the Board, except that one Director was not able to attend one of the meetings. The Board has standing Audit, Compensation, and Nominating and Corporate Governance Committees.

        Information regarding the Audit Committee of the Board (the "Audit Committee") is included in "Report of Audit Committee" below. Information regarding the Compensation Committee of the Board (the "Compensation Committee") is included in "Report of Compensation Committee" below. Information regarding the Nominating and Corporate Governance Committee of the Board (the "Nominating Committee") is included in "Nominating Committee Functions, Communications between Security Holders and Board of Directors, and Stockholder Proposals" below.

        Each non-employee Director receives a $10,000 quarterly fee. The Chairman of the Board and each Board committee chairman receives an additional $1,000 quarterly fee. Non-employee Directors, other than the Audit Committee Chairman, who serve on the Audit Committee receive an additional $500 quarterly fee. Non-employee Directors, other than the respective Board committee chairman, who serve on the other Board committees receive an additional $375 quarterly fee for service on each such committee. Each non-employee Director receives $1,000 for each Board or Board committee meeting attended in person and $500 for each Board or Board committee meeting attended by telephone. All Directors are reimbursed for expenses incurred in connection with attendance at Board and Board committee meetings.

        Under the 2002 Plan, each non-employee Director receives an option to purchase 20,000 shares of Common Stock upon first becoming a member of the Board. In addition, at the conclusion of each Annual Meeting, each duly elected non-employee Director is granted an option to purchase 4,000 shares of Common Stock. All stock options granted under the 2002 Plan are issued with an exercise price equal to the market value of the Common Stock on the date of grant and vest 33 1/3% annually upon each anniversary of the grant date. If the stockholders approve proposal 2, all stock options granted in the future under the 2002 Plan will vest one year after the grant date, and in the event of a change in control of the Company (as defined in the amended and restated 2002 Plan), vesting will be accelerated for all options granted under the 2002 Plan.

Nominating Committee Functions, Communications between Security Holders and Board of Directors, and Stockholder Proposals

        In February 2003, the Board established the Nominating Committee, which operates pursuant to a charter (as the same may be amended from time to time, the "Nominating Committee Charter"). The Nominating Committee members are Messrs. Curtis, Seymour and Stokely, each of whom is "independent" as defined in Rule 4200(a) of the National Association of Securities Dealers' ("NASD") listing standards. The Nominating Committee held one meeting during fiscal 2003. The full text of the Nominating Committee Charter is published on the Company's website at www.tsainc.com in the Investors—Corporate Governance section.

        The Nominating Committee's role includes identifying Director candidates. The Nominating Committee did not use or pay any third party to identify or evaluate, or assist in identifying or evaluating, potential Director nominees for election at the Annual Meeting. The Nominating Committee takes into consideration the following criteria in selecting and evaluating Director candidates:

  •
  Independent Directors.  The Board should include at least enough independent Directors (as determined by NASD rules and applicable laws and regulations) to satisfy the independent director requirements of such rules, laws and regulations.

  •
  Other Directors.  Subject to the right of the Nominating Committee and the Board to decide otherwise when appropriate, the Company's Chief Executive Officer ("CEO") generally should be a Director. Additionally, depending on the circumstances, certain other members of management, as well as individuals having relationships with the Company that prevent them from being independent Directors, may be deemed to be appropriate members of the Board, subject in each case to the requirement under the Company's corporate governance policy that independent Directors shall comprise at least 75% of the Board.

  •
  General Criteria for Each Director.  Candidates for positions on the Board should possess certain qualities. In particular, a Director should:

  •
  be an individual of the highest character and integrity;

  •
  be free of any conflict of interest that would violate any applicable laws, rules, or regulations or interfere with the proper performance of the responsibilities of a Director;

  •
  be willing and able to devote sufficient time to the affairs of the Company; and

  •
  have the capacity and desire to represent the balanced, best interests of the Company's stockholders as a whole.

        In addition to the foregoing general criteria, the Nominating Committee may consider specific criteria relating to the skills, experience, particular areas of expertise, specific backgrounds and other characteristics that may enhance the effectiveness of the Board and its committees.

        The existing Board is the source of all of the current nominees for Director, each of whom is an incumbent Director. The Nominating Committee based its decision to renominate the incumbent Directors on a consideration of each individual's contributions, including the value of his or her experience as a Director, the current composition of the Board and its committees, and the Company's needs.

        The Nominating Committee will consider stockholder recommendations for candidates for the Board. Communications from stockholders to the Board, including stockholder recommendations, may be sent via e-mail to grp-tsa-directors@tsainc.com or via telephone to (402) 390-8993. These communications will be received by the Secretary of the Company, who will forward them to the appropriate committees or members of the Board.

        Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been received by the Secretary of the Company not less than 80 days in advance of such meeting; provided, however, that in the event that the date of the meeting was not publicly announced by the Company by mail, press release or otherwise more than 90 days prior to the meeting, notice by the stockholder to be timely must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to stockholders. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement flied pursuant to the proxy rules of the Commission, had the nominee been nominated, or intended to be nominated, by the Board; and (v) the consent of each nominee to serve as a Director of the Company if so elected.

        The Nominating Committee did not receive, by a date not later than the 120th calendar day before the date of the Company's proxy statement released to security holders in connection with its 2003 Annual Meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the outstanding Common Stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company's outstanding Common Stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

        Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received at the office of the Company's Secretary, 224 South 108th Avenue, Omaha, Nebraska 68154, no later than September 25, 2004, to be considered for inclusion in the proxy statement and form of proxy for that meeting. The Nominating Committee will review proposals submitted by stockholders for inclusion at the Company's next annual meeting of stockholders and will make recommendations to the Board on an appropriate response to such proposals.

        Pursuant to Rule 14a-4(c) under the Exchange Act, if the Company does not receive advance notice of a stockholder proposal to be raised at its next Annual Meeting in accordance with the requirements of the Company's Bylaws, the proxies solicited by the Company may confer discretionary voting authority to vote proxies on the stockholder proposal without any discussion of the matter in the proxy statement. The Company's Bylaws provide that written notice of a stockholder proposal must be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not less than 80 days prior to the meeting; provided, however, that in the event that the date of the meeting is not publicly announced by the Company by mail, press release or otherwise more than 90 days prior to the meeting, notice by the stockholder to be timely must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which such announcement of the date of the meeting was communicated to stockholders. As to each matter the stockholder proposes to bring before the Annual Meeting, the stockholder's notice must set forth: (i) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. The Company's Bylaws also provide that the chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the annual meeting and, if he should so determine, such business shall not be transacted.

        One Director, Gregory D. Derkacht, attended the Company's 2003 annual meeting. The Board has since adopted a policy that requires all Directors to attend the Annual Meeting unless it is not reasonably practicable for a Director to do so.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        The Board has approved as of December 9, 2003, and is submitting for stockholder approval, amendments to the 2002 Plan that:

  •
  provide for a one-year vesting period for options granted under the 2002 Plan, excluding options currently outstanding;

  •
  provide for immediate accelerated vesting of options granted under the 2002 Plan, including options currently outstanding, upon a change in control of the Company; and

  •
  require approval of the Company's stockholders for any repricing of options issued under the 2002 Plan.

        The 2002 Plan currently provides for a vesting schedule of three years for options granted to non-employee Directors. The Company believes that providing a one-year vesting schedule for options granted in the future under the 2002 Plan is desirable in order to provide the Company with a sufficiently competitive compensation scheme to continue to attract and retain Directors of the highest quality. The Company believes that this benefit is particularly appropriate in light of the enhanced duties and risks imposed on corporate directors by recent laws and regulations, including the Sarbanes-Oxley Act of 2002, as well as increased public and regulatory scrutiny of director conduct in general.

        The 2002 Plan does not currently provide for acceleration of vesting upon a change in control. The Company believes that under the current 2002 Plan, its non-employee Directors face the potential of substantial disruption, as well as unfair forfeitures, in the event of a change in control of the Company. To address these issues, and to align the 2002 Plan with what the Company believes to be "market" terms for options granted to outside directors, the Board has proposed that the 2002 Plan be amended to provide for accelerated vesting in the event of a change in control.

        Finally, in response to stockholders' desire for greater input into decisions that may affect their interests, the Board has proposed that stockholder approval be required for any repricing of options granted under the 2002 Plan. A copy of the 2002 Plan, as proposed to be amended and restated, is attached as Annex A.

Summary Description of 2002 Plan

        An aggregate of 250,000 shares of Common Stock are available under the 2002 Plan. Stock options granted under the 2002 Plan are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (the "Code"). The exercise price of each option granted under the 2002 Plan is the fair market value of the Common Stock on the date each stock option is granted. On December 31, 2003, the closing price of the Common Stock as reported by The NASDAQ Stock Market was $22.27 per share.

        The purpose of the 2002 Plan is to promote the long-term growth of the Company by increasing the proprietary interest of non-employee Directors in the Company and to retain highly qualified and capable non-employee Directors. The 2002 Plan provides for awards to non-employee Directors of the Company of stock options to purchase 20,000 shares of Common Stock at such time as the non-employee Director is first appointed by the Board or elected by the stockholders. Additionally, each non-employee Director who is a duly elected Director upon the conclusion of any given Annual Meeting of Stockholders and who has previously served as a non-employee Director shall be granted a stock option to purchase 4,000 shares of Common Stock. As of the date of this Proxy Statement, the Company has six non-employee Directors who are eligible to receive grants of options under the 2002 Plan.

        Stock options granted under the 2002 Plan may not be exercised during the first year after the date of grant and shall vest annually in equal 1/3 increments over three years commencing on the date of grant. If approved by the stockholders, the amended plan will provide that options granted in the future may be exercised as to 100% of the shares available for purchase under the option upon the first anniversary of the date the option is granted and that all options may be exercised as to 100% of the shares available for purchase under the option upon a change in control of the Company. No options granted under the 2002 Plan may be exercised, in whole or in part, after 10 years from the date such options are granted.

        Stock options granted under the 2002 Plan are not transferable otherwise than by will or the laws of descent and distribution. All options granted to a non-employee Director under the 2002 Plan are automatically forfeited at the time a non-employee Director ceases to be a non-employee Director of the Company, provided that a non-employee Director may exercise then-vested options within 30 days after termination unless the termination results from an act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, by such non-employee Director. If service by the non-employee Director terminates by reason of disability, the vested but unexercised portion of any options held by such non-employee Director at that time may be exercised within one year after the date on which such person ceased to serve as a non-employee Director. The Board has the authority to determine the date a non-employee Director ceases to serve as a non-employee Director by reason of his disability. If a non-employee Director dies while serving as a non-employee Director of the Company, the vested but unexercised portion of any options held by such non-employee Director at the time of his death may be exercised within one year after the date of such non-employee Director's death. Such options may be exercised by the executor or administrator of the non-employee Director's estate, or by any person or persons who have acquired the options directly from the non-employee Director by bequest or inheritance.

        Stock options granted under the 2002 Plan may not be exercised for a fraction of a share. Payment for the shares upon exercise of the options may be made in cash, by certified check, or by any other method of payment that may be permitted under applicable law and authorized by the Board.

        Adjustments will be made in the number of shares subject to existing or future stock options under the 2002 Plan and in the exercise price of an outstanding stock option in the event that the outstanding shares of Common Stock are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, without the receipt of consideration by the Company, by reason of a reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares, or declaration of any dividends payable in Common Stock. In the event of (i) any offer or proposal to holders of Common Stock relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Board may make such adjustment as it deems equitable in respect of outstanding stock options and the shares of Common Stock for which stock options may be granted, including without limitation the revision, cancellation or termination of any outstanding options or the change, conversion or exchange of the shares of Common Stock under outstanding stock options (and of the shares of Common Stock for which options may be granted under the 2002 Plan) into or for securities or other property of another corporation.

        The Board administers the 2002 Plan and has authority, within the limits of the 2002 Plan, to (i) establish any other terms, restrictions or conditions applicable to any stock option not inconsistent with the provisions of the 2002 Plan, and (ii) take any other actions deemed necessary or advisable for the administration of the 2002 Plan. The Board has the power to interpret the 2002 Plan and may adopt, amend and rescind rules, not inconsistent with the provisions of the 2002 Plan, as it deems advisable.

        The Board may amend the 2002 Plan from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable NASDAQ National Market or other stock exchange rules, applicable provisions of the Code, or other applicable laws or regulations. The Board may terminate the 2002 Plan at any time in its sole discretion. Any termination or amendment of the 2002 Plan may not alter or impair any rights or obligations under any stock option previously granted in any material adverse way without the affected participant's consent.

        Under current law, United States ("U.S.") federal income tax consequences to non-employee Directors and the Company related to stock options granted under the 2002 Plan would generally be as set forth in the following summary. This summary does not purport to be a complete analysis of all potential U.S. federal income tax or other tax consequences relevant to non-employee Directors and the Company, or to describe tax consequences based upon particular circumstances. In addition, the summary does not discuss the income tax laws of any municipality, state or foreign country in which the non-employee Director may reside and to which the non-employee Director may be subject.

        A non-employee Director receiving a non-qualified stock option under the 2002 Plan does not recognize taxable income on the date of grant of the option. However, the Director must generally recognize ordinary income when a non-qualified stock option is exercised equal to the difference between the option exercise price and the fair market value, on the date of exercise, of the shares of Common Stock. Special rules apply if the shares acquired upon exercise of a non-qualified stock option are subject to vesting, are subject to certain restrictions on resale under federal securities laws applicable to directors, executive officers or 10% stockholders or if the exercise price is paid, in full or in part, with previously-acquired shares of Common Stock. Any compensation includable in the gross income of the participant in respect of a non-qualified stock option will be subject to appropriate federal employment taxes.

        The Company will not be entitled to a federal income tax deduction upon the grant of a stock option under the 2002 Plan. However, when a participant exercises a non-qualified stock option, the Company will generally be entitled to a federal income tax deduction in the amount of the difference between the stock option exercise price and the fair market value of the shares of Common Stock on the date of exercise.

Benefits under the 2002 Non-Employee Director Stock Option Plan

        Only non-employee Directors of the Company are entitled to participate in the 2002 Plan (currently six persons). Please see "Information Regarding the Board, its Committees, and Director Compensation" above for a description of the benefits to be received by each non-employee Director under the 2002 Plan. It is impossible to determine how long each current non-employee Director will continue his service as a Director, and accordingly the benefits to be received by each such non-employee Director under the 2002 Plan cannot be determined. The following table sets forth options granted under the 2002 Plan that were outstanding as of December 31, 2003.

Options Outstanding under the 2002 Non-Employee
Director Stock Option Plan as of December 31, 2003

Group Name	Number of Securities Underlying Unexercised Options (#)	Dollar Value ($)(1)
Non-Employee Director Group	112,000	1,558,880
Other	—	—

(1)
Dollar value is calculated based on the difference between the closing price of the Common Stock on The NASDAQ Stock Market on December 31, 2003 ($22.27 per share) and the exercise prices of the options held.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF 1999 EMPLOYEE STOCK PURCHASE PLAN

        The Board has approved as of December 9, 2003, and is submitting for stockholder approval, amendments to the ESPP that:

  •
  extend the term of the ESPP by four years to April 30, 2008;

  •
  increase the number of shares of Common Stock reserved for issuance under the ESPP by 750,000 shares, to a total of 1,500,000 shares; and

  •
  add a provision that would allow the Board to reduce the discount applicable to the award of rights to purchase stock under the ESPP and require that the Board provide all ESPP participants with advance written notice of any such change.

        Currently, the ESPP authorizes the issuance of 750,000 shares of Common Stock. Of the 750,000 shares of Common Stock that have previously been authorized for issuance under the ESPP, 106,466 shares remained available for issuance as of December 31, 2003. In addition, under its current terms, the ESPP terminates on April 30, 2004. The Company believes that awards under the ESPP promote its operating performance and growth potential by encouraging employees to acquire equity in the Company, thereby aligning their long-term interests with those of the Company. The Company intends to continue its policy of awarding purchase rights under the ESPP for the foreseeable future, and accordingly seeks to extend the life of the ESPP by an additional four years, to April 30, 2008. In addition, the Board believes that an increase in the number of shares of Common Stock available under the ESPP is necessary in order to provide the Company with a sufficient number of shares of Common Stock to continue to attract and retain highly-skilled employees.

        The ESPP currently provides for the grant of rights to purchase Common Stock at 85% of the fair market value of one share of Common Stock (i.e. a 15% discount) on the first or last business day of the applicable participation period, whichever is lower. The Financial Accounting Standards Board ("FASB") is currently proposing that companies be required to expense awards to purchase stock under employee stock purchase plans when the purchase price discount is greater than that available to all stockholders. Accordingly, the Company desires the flexibility to increase the discounted purchase price percentage (currently 85%) applied to the purchase rights under the ESPP, which in turn would reduce the current 15% purchase price discount, in the event the FASB proposal is adopted. A copy of the ESPP, as proposed to be amended and restated, is attached as Annex B.

Summary Description of ESPP

        On February 23, 1999, the stockholders of the Company approved the ESPP. On February 20, 2001, the stockholders approved an amendment and restatement of the ESPP that increased the number of shares authorized for issuance from 250,000 to 750,000. If the stockholders approve proposal 3, an additional 750,000 shares of Common Stock will be authorized for issuance under the ESPP, increasing the total number of shares available for issuance under the ESPP to 1,500,000. Shares issued under the ESPP may be authorized and unissued shares, or treasury shares.

        Under its current terms, the ESPP terminates on April 30, 2004. If the stockholders approve proposal 3, the ESPP will be extended by four years, to April 30, 2008, subject to earlier termination by the Board.

        The ESPP permits eligible employees of the Company and its participating subsidiaries to purchase Common Stock through payroll deductions. Participation periods are three months in length, beginning February 1, May 1, August 1 and November 1. In general, for each participation period, eligible employees can elect to purchase full shares through payroll deductions of up to 10% of base pay, but in no event may the participant's rights to purchase shares of Common Stock accrue at a rate that exceeds $25,000 of fair market value of Common Stock in a calendar year. The purchase price a participant pays for the shares is equal to 85% of the market closing price of the Common Stock on the first business day or the last business day of each participation period, whichever is lower. The amended and restated ESPP, if approved by the stockholders of the Company, would provide that the percentage (currently 85%) may be changed prior to a participation period by and at the sole discretion of the Compensation Committee, or such other committee established by the Board, without further approval of the stockholders, to any whole percentage that is not less than 85% and not greater than 100%.

        Eligibility to participate is generally extended to all regular employees of the Company and its participating subsidiaries who are actively and customarily employed for 20 hours or more per week and who have completed three months of employment. Officers and members of the Board who are eligible employees are also permitted to participate. An employee is ineligible to participate if immediately after such grant, such employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company, such ownership to be determined by applying the rules of Section 424(d) of the Code and treating stock that the employee may purchase under outstanding options as stock owned by the employee.

        The ESPP is administered by the Compensation Committee, which may amend the ESPP or adopt sub-plans, in its sole discretion, in order to conform the terms of the ESPP with the requirements of local law with respect to participating subsidiaries that employ participants who reside outside the U.S. The Compensation Committee has the power to interpret the ESPP and may adopt, amend and rescind rules, not inconsistent with the provisions of the ESPP, that it deems advisable. The ESPP may be amended by the Board from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable NASDAQ National Market or other stock exchange rules, applicable provisions of the Code, or other applicable laws or regulations. The Board may terminate the ESPP at any time in its sole discretion.

        The proceeds received from the sale of stock pursuant to the ESPP constitute general funds of the Company and may be used by it for any purpose.

        The number of shares to be issued under the ESPP will be adjusted by the Board in the event that the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation without the receipt of consideration by the Company, by reason of a reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock. In the event of (i) any offer or proposal to holders of Common Stock relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Board may make such adjustment as it deems equitable.

        Under current law, U.S. federal income tax consequences to participants and the Company of rights granted under the ESPP would generally be as set forth in the following summary. This summary does not purport to be a complete analysis of all potential U.S. federal income tax or other tax consequences relevant to participants and the Company, or to describe tax consequences based upon particular circumstances. In addition, the summary does not discuss the income tax laws of any municipality, state or foreign country in which the participant may reside and to which the participant may be subject.

        If shares of Common Stock are issued to a participant under the ESPP, and if no disposition of such shares is made within two years of the first day of the participation period, or within one year after the transfer to such participant of such shares, or in the event of the participant's death (whenever occurring) while owning such shares, then (a) no income will be realized by the participant at the time of the transfer of the shares to such participant and (b) when the participant sells or otherwise disposes of such shares (or dies holding the shares), there will be included in his or her gross income, as compensation, an amount equal to the lesser of (i) the amount by which the fair market value of the shares on the first day of the participation period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price for the shares. Any further gain will be treated for federal income tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the participation period applicable to such shares.

        No deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of any right to purchase shares under the ESPP if there is no disposition of the shares within either the two-year or the one-year periods referred to above. If there is a disposition of shares by a participant within either of these periods, such participant will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of purchase, and the Company will generally be entitled to a deduction in the same amount. The amount of ordinary income realized by the participant may be subject to withholding for taxes. Any difference between the amount received by an employee upon such a disposition and the fair market value of the shares at the time of purchase will be capital gain or loss, as the case may be.

Benefits under the 1999 Employee Stock Purchase Plan

        Employees of the Company who are employed for 20 hours or more per week, including employees who are members of the Board, are eligible to participate in the ESPP. Because participation in the ESPP is determined at the election of each eligible participant, it is impossible to determine benefits that will be received in the future under the ESPP by any eligible participant. The following table sets forth information regarding the purchase of shares of Common Stock under the ESPP during fiscal 2003 by (i) each of the Company's executive officers named in the Summary Compensation Table below, (ii) all executive officers of the Company as a group, (iii) all non-executive Directors as a group, and (iv) all non-executive officer employees as a group.

Shares Purchased under the 1999 Employee Stock Purchase Plan during Fiscal 2003

Name	Number of Shares Purchased (#)	Dollar Value ($)(1)
Gregory D. Derkacht	—	—
Mark R. Vipond	—	—
Anthony J. Parkinson	—	—
Dennis D. Jorgensen	—	—
Edward C. Fuxa	518	1,240
Dwight G. Hanson	2,617	6,275
All Executive Officers	3,135	7,515
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	170,028	1,000,772

(1)
Dollar value is calculated based on the difference between the closing price of the Common Stock on The NASDAQ Stock Market on the purchase date and the price at which the shares were purchased.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1999 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 4

RATIFICATION OF INDEPENDENT AUDITORS

        The Audit Committee has recommended, and the Board has approved, the appointment of KPMG LLP ("KPMG") as the Company's independent auditors for the fiscal year ending September 30, 2004, subject to stockholder approval. The Company initially engaged KPMG to serve as its independent auditors on May 29, 2002. Representatives of KPMG are expected to be present at the Annual Meeting, to make a statement should they so desire and to respond to appropriate questions.

Independent Accountants

        The Audit Committee annually considers and recommends to the Board the selection of its independent public accountants. On May 29, 2002, as recommended by the Audit Committee, the Board decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG to serve as its independent public accountants for the fiscal year ending September 30, 2002.

        Arthur Andersen's reports on the Company's consolidated financial statements for the two fiscal years prior to their dismissal did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Company's fiscal years ended September 30, 2001 and 2000, and during the interim period through May 29, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable items as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures. Arthur Andersen provided a letter, dated June 5, 2002, stating its agreement with such statements.

        During the Company's fiscal years ended September 30, 2001 and 2000, and during the interim period through May 29, 2002, TSA did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        Audit Fees.    The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's annual consolidated financial statements for fiscal 2003, as well as additional amounts billed after January 24, 2003, the date of last year's Proxy Statement, for the fiscal 2002 audit and the re-audit of the Company's annual consolidated financial statements for fiscal 2001 and 2000, totaled approximately $2.8 million. The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's annual consolidated financial statements for fiscal 2002 and the re-audit of the Company's annual consolidated financial statements for fiscal 2001 and 2000 totaled approximately $3.0 million.

        Audit-Related Fees.    There were no fees billed by KPMG for audit-related services for fiscal 2003 or 2002.

        Tax Fees.    The aggregate fees billed by KPMG for tax-related services rendered to the Company for fiscal 2003 and 2002 totaled approximately $704,000 and $82,000, respectively. Tax fees billed by KPMG during fiscal 2003 and 2002 related primarily to tax planning projects and, to a lesser extent, tax compliance issues, including assistance in the preparation of (i) expatriate tax returns and payroll calculation, (ii) original and amended foreign income tax returns, (iii) amended state income tax returns, and (iv) foreign tax credit calculations.

        All Other Fees.    The aggregate fees billed by KPMG for services rendered to the Company, other than the services described above under "Audit Fees" and "Tax Fees," for fiscal 2003 and 2002 totaled approximately $7,000 and $8,000, respectively. Other fees billed by KPMG during fiscal 2003 and 2002 related to assistance in foreign jurisdictions with a benefits survey, work permits and other minor projects.

        The Audit Committee has considered whether the provision of the services by KPMG, as described above in "Tax Fees" and "All Other Fees," is compatible with maintaining the principal accountant's independence.

        The Company has adopted policies and procedures for pre-approval of all audit and non-audit services to be provided to the Company by its independent auditor and its member firms (collectively, the "Independent Auditor"), which were in place by May 6, 2003. Under these policies and procedures, all audit and non-audit services to be performed by the Independent Auditor must be presented to the Audit Committee in writing prior to the commencement of such services (the "Proposal"). A Proposal must include a description and purpose of the services, estimated fees and other terms of the services. To the extent a Proposal relates to non-audit services, a determination that such services qualify as permitted non-audit services and an explanation as to why the provision of such services would not impair the independence of the Independent Auditor are also required. Any engagement letter relating to a Proposal must be presented to the Audit Committee for review and approval, and the Chairman of the Audit Committee may sign, or authorize an officer of the Company to sign, such engagement letter.

        Since the Company's adoption of the pre-approval policies and procedures, all services provided by the Independent Auditor were pre-approved by the Audit Committee, except for $16,000, or 2%, of tax fees billed by KPMG for fiscal 2003, which engagement was subsequently ratified by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2004.

INFORMATION REGARDING STOCK OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of December 31, 2003 by (i) each of the Company's Directors, (ii) each of the Company's executive officers named in the Summary Compensation Table below, (iii) all executive officers and Directors of the Company as a group, and (iv) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock. The percentages in this table are based on 36,678,161 outstanding shares of Common Stock, exclusive of 1,476,145 shares of Common Stock held as treasury stock by the Company. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares underlying options held by that person that will be exercisable within 60 days of December 31, 2003, are deemed to be outstanding. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owner	Number of Shares	Percent
Royce & Associates, LLC (1) 1414 Avenue of the Americas, New York, NY 10019	4,308,800	11.75
Brown Capital Management, Inc. (1) 1201 N. Calvert Street, Baltimore, MD 21202	3,930,650	10.72
Barclays Global Investor, N.A. (1) 45 Fremont Street, San Francisco, CA 94105	2,527,344	6.89
Gregory D. Derkacht (2)	279,000	*
Mark R. Vipond (3)	234,059	*
Anthony J. Parkinson (4)	91,000	*
Dennis D. Jorgensen (2)	42,000	*
Jim D. Kever (2)	41,983	*
Roger K. Alexander (2)	32,916	*
Edward C. Fuxa (5)	19,971	*
Dwight G. Hanson (6)	17,582	*
Frank R. Sanchez (2)	8,000	*
Harlan F. Seymour (2)	8,000	*
John D. Curtis	—	N/A
John E. Stokely	—	N/A
All Directors and current Executive Officers as a group (13 persons)	756,929	2.06

*
Less than 1% of the outstanding Common Stock.

(1)
The number of shares in this table is based on reporting from NASDAQ Online as of September 30, 2003, based on Schedule 13G filings as of that date. The Company is not aware of any additional filings by any person or company known to beneficially own more than five percent of the outstanding shares of Common Stock.

(2)
Consists solely of shares issuable upon exercise of vested stock options (as of 60 days following December 31, 2003).

(3)
Includes 204,883 shares issuable upon exercise of vested stock options (as of 60 days following December 31, 2003), 24,176 shares owned directly and 5,000 shares owned by Mr. Vipond's wife.

(4)
Includes 86,000 shares issuable upon exercise of vested stock options (as of 60 days following December 31, 2003) and 5,000 shares owned directly.

(5)
Includes 18,583 shares issuable upon exercise of vested stock options (as of 60 days following December 31, 2003) and 1,388 shares owned directly.

(6)
Consists solely of shares owned directly.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act and the rules of the Commission require the Company's Directors, certain officers and beneficial owners of more than ten percent of the outstanding Common Stock to file reports of their ownership and changes in ownership of Common Stock with the Commission. Personnel of the Company generally prepare these reports on behalf of its executive officers on the basis of information obtained from them and review the forms submitted to the Company by its non-employee Directors and beneficial owners of more than ten percent of the Common Stock. Based on such information, the Company believes that all reports required by Section 16(a) of the Exchange Act to be filed by its Directors, officers and beneficial owners of more than ten percent of the Common Stock during or with respect to fiscal 2003 were filed on time.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

        The following table sets forth certain compensation information for fiscal 2003, 2002 and 2001 as to the Company's CEO, its four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 2003, and one individual for whom disclosure would have been provided if he had still been serving as an executive officer at the end of fiscal 2003. The listed individuals are collectively referred to in this Proxy Statement as the "Named Executive Officers" of the Company.

Summary Compensation Table

		Annual Compensation			Long-term Compensation Awards
Name and Principal Position	Year Ended September 30,	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Securities Underlying Options (#)(3)	All Other Compensation ($)(4)
Gregory D. Derkacht (5) President and Chief Executive Officer	2003 2002 2001	345,000 225,000 —	217,421 104,244 —	84,963 32,789 —	— 500,000 —	4,136 4,089 —
Mark R. Vipond Senior Vice President and President — ACI Worldwide	2003 2002 2001	239,200 230,000 225,000	193,727 134,558 147,974	32,503 — —	— 76,000 73,428	4,136 4,117 4,153
Anthony J. Parkinson Senior Vice President and President — Insession Technologies	2003 2002 2001	210,000 200,000 168,750	144,239 116,750 102,256	— — —	— 66,000 —	4,136 4,117 4,153
Dennis D. Jorgensen Senior Vice President and President — IntraNet	2003 2002 2001	200,000 200,000 176,000	128,124 195,398 123,626	24,000 24,000 26,855	— 62,000 —	4,300 5,215 3,385
Edward C. Fuxa Vice President, Chief Accounting Officer and Controller	2003 2002 2001	102,960 99,000 90,000	64,065 32,314 24,881	— — —	— 29,000 —	4,220 4,509 4,544
Dwight G. Hanson (6) Former Senior Vice President and Chief Financial Officer	2003 2002 2001	149,500 150,000 140,000	116,824 86,758 78,198	175,609 — —	— 76,000 58,743	4,136 4,117 4,153

(1)
The Company's executive officers were eligible for quarterly cash incentive compensation amounts. Such incentive compensation amounts were generally based upon achievement of corporate, divisional or product performance objectives including revenue, profit attainment, backlog and/or cash flow. Mr. Derkacht's fiscal

  2003 amount includes a special bonus of $50,000 paid in connection with achievement of certain corporate objectives relating to the completion of CEO transition activities. Mr. Fuxa's fiscal 2003 amount includes a special bonus of $25,000 paid in connection with the achievement of certain corporate objectives.

(2)
For Mr. Derkacht, this amount includes reimbursement of moving expenses (and the income taxes attributable thereto) in fiscal 2003 and 2002 in the amounts of $83,996 and $26,789, respectively, incremental amounts paid by the Company totaling $967 in fiscal 2003 for his personal use of the Company airplane, and $6,000 in fiscal 2002 for consulting services rendered by Mr. Derkacht between December 3, 2001 and December 7, 2001. For Mr. Vipond, this amount includes payment of deferred compensation amounts. For Mr. Jorgensen, this amount consists of a $24,000 annual car allowance. For Mr. Hanson, this amount included payment of deferred compensation amounts of $13,403, earned vacation pay of $6,206 and severance of $156,000.

(3)
Includes options granted under the Company's 1999 and 1996 Stock Option Plans, and further includes those options granted pursuant to the voluntary stock exchange program in fiscal 2002.

(4)
Includes contributions made to the Company's 401(k) Retirement Plan. For fiscal 2003, the Company's contributions to the Company's 401(k) Retirement Plan were $4,000 for each of Messrs. Derkacht, Vipond, Parkinson, Jorgensen and Hanson, and $4,084 for Mr. Fuxa.

(5)
Mr. Derkacht's employment with the Company commenced in January 2002. Accordingly, compensation information for fiscal 2002 reflects less than full-year amounts.

(6)
Mr. Hanson joined the Company in 1991 and served as the Company's Chief Financial Officer from March 2000 until July 2003. He remained employed by the Company as Senior Vice President, Corporate Planning and Analysis until September 15, 2003.

Stock Options

        No stock options were granted to any of the Named Executive Officers during fiscal 2003. The following table sets forth information regarding stock option exercises by Named Executive Officers during fiscal 2003, along with option values as of September 30, 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)			Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Exercisable/ Unexercisable			Exercisable/ Unexercisable(2)
Gregory D. Derkacht	—	—	150,000	/	350,000	945,334	/	2,228,666
Mark R. Vipond	—	—	181,365	/	53,063	444,732	/	238,342
Anthony J. Parkinson	—	—	86,000	/	20,000	297,520	/	125,600
Dennis D. Jorgensen	—	—	42,000	/	20,000	271,440	/	125,600
Edward C. Fuxa	—	—	18,583	/	10,417	120,361	/	66,319
Dwight G. Hanson	119,460	777,875	27,000	/	—	—	/	—

(1)
Value realized is calculated based on the difference between the fair market value of the shares acquired and the prices of the exercised options.

(2)
Dollar value of unexercised in-the-money options is calculated based on the difference between the closing price of the Common Stock on The NASDAQ Stock Market on September 30, 2003 ($16.56 per share) and the exercise prices of the options held.

        The following table sets forth, as of September 30, 2003, certain information related to our compensation plans under which shares of Common Stock are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,156,298	$12.33	898,068
Equity compensation plans not approved by security holders (1)	43,748	$11.03	17,025

Total	5,200,046	$12.32	915,093

(1)
Includes the plans and arrangements described in this note. On May 8, 2001, the Company granted an option to purchase 25,000 shares of Common Stock to Gregory J. Duman, its then Chairman of the Board of Directors. The option vested in full over a period of six months and has a term of ten years from the date of grant. In connection with its acquisition of MessagingDirect, Ltd. ("MDL") in 2001, the Company assumed the MDL Amended and Restated Employee Share Option Plan. Options under this plan became 100% vested upon the acquisition and have terms of eight years from the original date of grant by MDL. Under the Company's 2000 Non-Employee Director Stock Option Plan, options vest annually over a period of three years and have a term of ten years from the date of grant. The exercise price of options granted under each plan or arrangement described above is equal to the fair market value of the underlying Common Stock at the time of grant. Stockholder approval was neither required nor received in connection with the adoption of these plans and arrangements.

Employment and Change-in-Control Agreements

        On December 3, 2001, the Company entered into an employment agreement with Mr. Derkacht, which employment agreement was amended and restated as of April 28, 2003, and again as of December 15, 2003. The following is a summary of the Second Amended and Restated Employment Agreement (the "CEO Employment Agreement"), a copy of which was attached as Exhibit 10.13 to the Company's annual report on Form 10-K for fiscal 2003. The CEO Employment Agreement provides for the appointment of Mr. Derkacht as President and CEO of the Company for a three-year term commencing January 2, 2002. The term will be automatically extended for successive one-year terms, unless either the Company or Mr. Derkacht gives notice at least 90 days prior to the expiration of the term of an intention to terminate the CEO Employment Agreement. Under the CEO Employment Agreement, Mr. Derkacht will be paid a minimum base salary of $360,000 per year. The CEO Employment Agreement further provides that the Company shall pay Mr. Derkacht incentive compensation of $150,000 per fiscal year for on target achievement of the objectives set forth in the management incentive plan and such other objectives as the Board may establish. During the term of the CEO Employment Agreement, the Board may increase Mr. Derkacht's base salary, but may not decrease his base salary unless, as a result of a reasonable business judgment by the Board, there is a pro rata across-the-board salary reduction for all executive level management employees of the Company. The Board may increase or decrease Mr. Derkacht's incentive compensation during the term of the CEO Employment Agreement. Mr. Derkacht's employment may be terminated for cause, deemed for the purposes of the CEO Employment Agreement to exist if the Board, in good faith, determines that Mr. Derkacht has engaged in gross and flagrant nonperformance, misconduct or negligence of his duties or gross and flagrant dishonesty relating to the business of the Company. If Mr. Derkacht's employment is terminated without cause, he will be entitled to a lump-sum payment of $150,000. Mr. Derkacht is also party to a severance compensation agreement as described below.

Severance Compensation Agreements

        The Company has entered into Severance Compensation Agreements (the "Severance Agreements") with five of the Named Executive Officers, two other executive officers and 10 other employees. The following is a summary of the Severance Agreements.

        Generally, the Severance Agreements provide that if there is a change in control of the Company and the employee's employment with the Company is subsequently terminated within two years after the change in control, other than as a result of death, retirement, termination by the Company for cause or the employee's decision to terminate employment other than for good reason, the employee will be entitled to receive from the Company certain payments and benefits. These payments and benefits include (i) a lump-sum payment (the "Lump-Sum Payment") equal to the employee's average fiscal-year compensation for the two most recent fiscal years of the Company ending prior to the date of termination; (ii) earned but unpaid base salary through the date of termination; (iii) a quarterly incentive award for the current fiscal quarter prorated through the date of termination equal to the greater of the quarterly incentive award made to the employee for the most recent fiscal quarter ending prior to the date of termination or the average quarterly incentive award made to the employee for the most recent three fiscal years ending prior to the date of termination; (iv) interest on the amounts described in (i), (ii) and (iii); and (v) unless the employee's termination of employment is the result of the employee's disability, continued participation at the Company's cost in employee benefit plans available to Company employees generally in which the employee was participating, until the earlier of receiving equivalent benefits from a subsequent employer or two years from the date of termination.

        For purposes of the Severance Agreements, an employee's fiscal-year compensation generally includes compensation includable in the gross income of the employee, but excludes amounts realized on the exercise of non-qualified stock options, amounts realized from the sale of stock acquired under an incentive stock option or an employee stock purchase plan and compensation deferrals made pursuant to any plan or arrangement maintained by the Company. In the case of three executive officers (including Mr. Derkacht) and one other employee, the Lump-Sum Payment shall in no event be less than two times the employee's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the date of termination or (ii) on the date six months prior to the date of termination. In the case of the other executive officers and other employees party to the Severance Agreements, the Lump-Sum Payment shall in no event be less than one times the employee's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the date of termination or (ii) on the date six months prior to the date of termination. Under the Severance Agreements, in the event of a change in control, unvested awards and benefits (other than stock options or awards) allocated to the employee under incentive plans shall fully vest and become payable in cash.

        The Severance Agreements provide that in the event any payment by the Company would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the employee with respect to such excise tax, then the employee will be entitled to an additional payment in an amount such that, after payment by the employee of all taxes, the employee is in the same after-tax position as if no excise tax had been imposed. Under the Severance Agreements, the Company agrees to indemnify the employee to the fullest extent permitted by law if the employee is a party or threatened to be made a party to any action, suit or proceeding in which the employee is involved by reason of the fact that the employee is or was a Director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as Director or officer of the Company or by reason of the fact that he is or was serving at the request of the Company as a Director, officer, employee or agent of another enterprise. The Company also agrees to obtain and maintain a directors' and officers' liability insurance policy covering the employee. The Severance Agreements terminate upon the earlier of (1) termination of employment for any reason prior to a change in control or (2) three years after the date of a change in control.

        In addition to the above Severance Agreements, the Company entered into Severance Compensation Agreements (the "Severance Compensation Agreements") with two executive officers that joined the Company during fiscal 2003. A form of the Severance Compensation Agreement was attached as Exhibit 10.15 to the Company's annual report on Form 10-K for fiscal 2003. The Severance Compensation Agreements provide that if the employee's employment with the Company is terminated, other than as a result of death, disability, retirement or termination by the Company for cause, the employee will be entitled to receive from the Company a lump-sum payment within five days after the date of termination and certain benefits. The lump-sum payment and benefits include (i) base salary for six months; (ii) earned but unpaid base salary through the date of termination; (iii) a quarterly incentive award for the current fiscal quarter prorated through the date of termination equal to the quarterly incentive award made to the employee for the most recent fiscal quarter ending prior to the date of termination; and (iv) continued participation at the Company's cost in employee benefit plans available to Company employees generally in which the employee was participating, until the earlier of receiving equivalent benefits from a subsequent employer or six months from the date of termination.

        The Company entered into a Separation Agreement and General Release with Dwight G. Hanson (the "Separation Agreement"), a Named Executive Officer, which was effective September 15, 2003. A copy of the Separation Agreement was attached as Exhibit 10.19 to the Company's annual report on Form 10-K for fiscal 2003. Pursuant to the Separation Agreement, Mr. Hanson was paid a severance amount of $156,000, along with amounts covering increased group insurance premium costs under COBRA (through March 31, 2004) and up to $10,000 in expenses related to outplacement services.

Non-Compete Agreements

        Each of Messrs. Parkinson and Vipond are parties to the Stock and Warrant Holders Agreement, dated as of December 31, 1993, whereby each has agreed not to compete with the Company for so long as he is employed by the Company. At the election of the Company, the non-compete agreement may be extended for two years after termination of employment provided that, with respect to Mr. Parkinson, the Company pays for a period of two years, in accordance with the Company's normal pay periods, 100% of the employee's average annual compensation, defined to be the average annual compensation (consisting of salary and cash compensation pursuant to incentive plans) for the three calendar years preceding the date of termination. The Company may elect to extend the non-compete agreement with respect to Mr. Vipond for a period of two years upon the same terms, except that the Company is obligated to pay only 50% of the average annual compensation if termination of employment is voluntary or for cause.

REPORT OF AUDIT COMMITTEE

        The Company has a standing Audit Committee. During fiscal 2003, Audit Committee members were Messrs. Alexander, Kever and Sanchez, each having served for the entire fiscal year, and Mr. Stokely, who served from March 11, 2003 to the end of fiscal 2003. As of December 9, 2003, Mr. Kever is no longer a member of the Audit Committee. Each of the Directors serving on the Audit Committee was "independent" as defined in Rule 4200(a) of the NASD listing standards. The Board has determined that Mr. Stokely is an "audit committee financial expert" as defined in Item 401(h) of Securities and Exchange Commission Regulation S-K. The Audit Committee operates pursuant to a charter (as the same may be amended from time to time, the "Audit Committee Charter") approved and adopted by the Board. A copy of the Audit Committee Charter as amended in December 2003 is attached as Annex C. The Audit Committee held 12 meetings during fiscal 2003 and acted by unanimous written consent one time.

        The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process as more fully described in the Audit Committee Charter. Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The Company's outside independent accountants, KPMG, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the U.S. and to issue a report thereon. In fulfilling its oversight responsibilities, the Audit Committee (i) reviewed and discussed the audited financial statements and the footnotes thereto in the Company's annual report on Form 10-K for fiscal 2003 with management and KPMG, and (ii) discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements with management and KPMG.

        The Company's outside independent public accountants are responsible for expressing an opinion on the conformity of the Company's audited financial statements, in all material respects, to accounting principles generally accepted in the U.S. The Audit Committee reviewed and discussed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's independent public accountants under Statement on Auditing Standards No. 61, as amended. The Company's independent public accountants have expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the U.S. The independent public accountants have full and free access to the Audit Committee.

        The Audit Committee discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent public accountants' independence required by the Independence Standards Board Standard No. 1.

        The Audit Committee discussed with the Company's independent public accountants the overall scope and plans for their audit. The Audit Committee met with the independent public accountants to discuss the results of their audit, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's annual report on Form 10-K for fiscal 2003 for filing with the Commission. The Audit Committee also recommended to the Board the selection of KPMG to serve as the Company's independent public accountants for the fiscal year ending September 30, 2004.

MEMBERS OF THE AUDIT COMMITTEE
John E. Stokely, Chairman Roger K. Alexander Frank R. Sanchez

REPORT OF COMPENSATION COMMITTEE

        The Company has a standing Compensation Committee. The Compensation Committee members are Messrs. Alexander, Kever and Seymour, each of whom served for all of fiscal 2003 and is "independent" as defined in Rule 4200(a) of the NASD listing standards. The Compensation Committee approves base salary and incentive compensation for, and addresses other compensation matters with respect to, officers of the Company, including executive officers. During fiscal 2003, the Compensation Committee held two meetings and acted by unanimous written consent two times.

        The Company's executive compensation program consists of base salaries and annual incentive plans. The Company's compensation program is intended to provide executive officers with overall levels of compensation opportunity that are competitive within the software and computer services industries, as well as within a broader spectrum of companies of comparable size and complexity. The Company's compensation program is structured and administered to support the Company's business mission and generate favorable returns for its stockholders.

        Base Salary.    Each executive officer's base salary, except the CEO's, is based on the recommendation of the CEO to the Compensation Committee. Such recommendations are derived primarily through a comparison of industry and competitive labor markets for executive officer services from surveys conducted by Culpepper and Associates, Inc. ("Culpepper"). Base salary recommended for the head of the Company's largest business unit was slightly higher than the average of other comparably-sized software and computer services companies, while base salaries recommended for the Company's other executive officers were slightly lower than the average of other comparably-sized software and computer services companies, in each case based upon the information provided in the Culpepper surveys. Other factors used in formulating base salary recommendations include the level of an executive's compensation in relation to other executives in the Company with the same, more and less responsibilities, the performance of the particular executive's business unit or department in relation to established strategic plans, the Company's operating budget for the year and the overall performance of the Company.

        Incentive Compensation Plan.    For each executive officer, an incentive compensation plan is established at the beginning of each fiscal year in connection with the Company's strategic plans and annual operating budgets. The CEO provides recommendations to the Compensation Committee for incentive compensation for each executive officer, exclusive of himself. The level of incentive compensation recommended for each executive officer is derived through a comparison of industry and competitive labor markets from surveys conducted by Culpepper. The incentive compensation recommended for the Company's three business unit heads and one other executive officer was slightly higher than the average of other comparably-sized software and computer services companies, while incentive compensation recommended for the Company's other executive officers was slightly lower than the average of other comparably-sized software and computer services companies, in each case based upon the information provided in the Culpepper surveys. Under the Company's incentive compensation plans, an executive's potential incentive payment is related to the revenue, profit attainment, backlog, cash flow and/or the financial performance of the executive's division or department. The incentive compensation earned during fiscal 2003 by the Company's executive officers exceeded targeted levels established for four executive officers and was less than targeted levels for one executive officer. The remaining two executive officers joined the Company late in fiscal 2003.

        CEO's Compensation.    The Company and its CEO, Mr. Derkacht, entered into an employment agreement dated as of December 3, 2001, which employment agreement was amended and restated as of April 28, 2003, and again as of December 15, 2003. The CEO Employment Agreement provides that the Company shall pay to Mr. Derkacht a base salary at a minimum rate of $360,000 per year. Prior to the April 28, 2003 amendment, the CEO Employment Agreement provided a minimum base salary of $300,000 per year. The CEO Employment Agreement further provides that the Company shall pay

Mr. Derkacht incentive compensation of $150,000 per year for on target achievement of the objectives set forth in Mr. Derkacht's incentive compensation plan and such other objectives as the Board may establish. During the term of the CEO Employment Agreement, the Board may increase the CEO's base salary, but may not decrease his base salary unless, as a result of a reasonable business judgment by the Board, there is a pro rata across-the-board salary reduction for all executive level management employees of the Company. The Board may increase or decrease the CEO's incentive compensation during the term of the CEO Employment Agreement.

        Subject to the terms and conditions of the CEO Employment Agreement, the CEO's compensation was determined by the Compensation Committee based on the same criteria used for executive officers generally. In fiscal 2003, the Company paid Mr. Derkacht a base salary of $345,000. Under the Company's incentive compensation plans, Mr. Derkacht's potential incentive compensation during fiscal 2003 was related to the Company's revenue, profit attainment, backlog, cash flow and financial performance. The Company paid Mr. Derkacht incentive compensation of $167,421 related to fiscal 2003 performance. The Company also paid Mr. Derkacht a special bonus of $50,000 in connection with the achievement of certain corporate objectives relating to the completion of CEO transition activities undertaken by Mr. Derkacht. The aggregate bonus amount of $217,421, including incentive compensation and the special bonus, paid to Mr. Derkacht during fiscal 2003 exceeded the targeted level established for Mr. Derkacht. Mr. Derkacht's annualized base salary of $345,000 and his total annualized compensation of $562,421 were both approximately 20% lower than the average of comparably-sized software and computer services companies, based upon the information provided in the Culpepper surveys.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the corporation's CEO and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company has no current plan to pay any of its executive officers annual compensation over $1,000,000 and it currently intends to structure the performance-based portion of the compensation of its other executive officers in a manner that complies with this statute.

MEMBERS OF THE COMPENSATION COMMITTEE
Roger K. Alexander, Chairman Jim D. Kever Harlan F. Seymour

Compensation Committee Interlocks and Insider Participation.

        No member of the Compensation Committee was at any time during fiscal 2003, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

PERFORMANCE GRAPH

        In accordance with applicable Commission rules, the following table shows a line-graph presentation comparing cumulative stockholder return on an indexed basis with a broad equity market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has selected the S&P 500 Index and the NASDAQ Computer & Data Processing Services Index for comparison.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN *
AMONG TRANSACTION SYSTEMS ARCHITECTS, INC., THE S&P 500 INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$100 invested on 9/30/98 in stock or index, including reinvestments of dividends, for fiscal years ending September 30.

OTHER MATTERS

        The Board does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

By Order of the Board of Directors,

Dennis P. Byrnes Secretary

ANNEX A

TRANSACTION SYSTEMS ARCHITECTS, INC.

2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(as proposed to be amended and restated effective March 9, 2004)

        1.    Approval of the Plan.    The Plan was originally approved by the Board in January 2002 and by the stockholders at the Annual Meeting of Stockholders held on February 19, 2002. The amendment and restatement of the Plan effective March 9, 2004 was approved by the Board in December 2003 and by the stockholders at the Annual Meeting of Stockholders held on March 9, 2004.

        2.    Purpose of the Plan.    The purpose of the Plan is to promote the long-term growth of the Company by increasing the proprietary interest of Non-Employee Directors in the Company and to retain highly qualified and capable Non-Employee Directors.

        3.    Definitions.    Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

  "Board" shall mean the Board of Directors of the Company.

  "Change in Control" means the occurrence of any of the following events:

            (i)    any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then-outstanding Voting Stock of the Company; provided, however, that:

              (1)   for purposes of this paragraph (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition of Voting Stock of the Company directly from the Company that is approved by a majority of the Incumbent Directors, (B) any acquisition of Voting Stock of the Company by the Company or any subsidiary of the Company, (C) any acquisition of Voting Stock of the Company by the trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, and (D) any acquisition of Voting Stock of the Company by any Person pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of subparagraph (i)(3) below;

              (2)   if any Person is or becomes the beneficial owner of 20% or more of combined voting power of the then-outstanding Voting Stock of the Company as a result of a transaction described in clause (A) of subparagraph (i)(1) above and such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than in an acquisition directly from the Company that is approved by a majority of the Incumbent Directors or other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally, such subsequent acquisition shall be treated as a Change in Control;

              (3)   a Change in Control will not be deemed to have occurred if a Person is or becomes the beneficial owner of 20% or more of the Voting Stock of the Company as a result of a reduction in the number of shares of Voting Stock of the Company outstanding pursuant to a transaction or series of transactions that is approved by a majority of the Incumbent Directors unless and until such Person thereafter becomes the beneficial owner of any additional shares of Voting Stock of the Company representing 1% or more of the then-outstanding Voting Stock of the Company, other than as a result of a stock dividend, stock split or similar transaction effected by the Company in which all holders of Voting Stock are treated equally; and

              (4)   if at least a majority of the Incumbent Directors determine in good faith that a Person has acquired beneficial ownership of 20% or more of the Voting Stock of the Company inadvertently, and such Person divests as promptly as practicable but no later than the date, if any, set by the Incumbent Board a sufficient number of shares so that such Person beneficially owns less than 20% of the Voting Stock of the Company, then no Change in Control shall have occurred as a result of such Person's acquisition; or

            (ii)    a majority of the Board ceases to be comprised of Incumbent Directors; or

            (iii)   the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a "Business Transaction"), unless, in each case, immediately following such Business Transaction (A) the Voting Stock of the Company outstanding immediately prior to such Business Transaction continues to represent (either by remaining outstanding or by being converted into Voting Stock of the surviving entity or any parent thereof), more than 60% of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (B) no Person (other than the Company, such entity resulting from such Business Transaction, or any employee benefit plan (or related trust) sponsored or maintained by the Company, any subsidiary of the Company or such entity resulting from such Business Transaction) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding shares of Voting Stock of the entity resulting from such Business Transaction, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Transaction were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Transaction; or

            (iv)   approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, except pursuant to a Business Transaction that complies with clauses (A), (B) and (C) of paragraph (iii).

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  "Company" shall mean Transaction Systems Architects, Inc.

  "Disability" shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

  "Duman" and "Alexander" shall mean Mr. Gregory J. Duman and Roger K. Alexander, respectively, each presently a nominee for election to the Board as a Non-Employee Director.

  "Employee" shall mean an employee of either the Company or any subsidiary thereof.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

  "Fair Market Value" shall mean the closing price (last trade) on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system for a share of Class A Common Stock of the Company.

  "Incumbent Directors" means the individuals who, as of the date hereof, are Directors of the Company and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Company's stockholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual's election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

  "Option" shall mean an option to purchase Shares granted under the Plan.

  "First Option Grant Date" shall mean March 4, 2002.

  "Option Grant Date" shall mean the date an Option is granted to a Non-Employee Director under the Plan.

  "Optionee" shall mean a Non-Employee Director of the Company to whom an Option has been granted under the Plan.

  "Non-Employee Director" shall mean a director of the Company who is not an employee of the Company or any subsidiary of the Company at the time any option is granted hereunder. For so long as an individual continues to serve without interruption as either a Non-Employee Director or an Employee subsequent to his/her receipt of an option hereunder, said person shall for purposes of those options previously granted hereunder continue to be considered a Non-Employee Director.

  "Plan" shall mean the Transaction Systems Architects, Inc. 2002 Non-Employee Director Stock Option Plan, as amended from time to time.

  "Shares" shall mean shares of the Class A Common Stock of the Company.

  "Stock Option Agreement" shall mean a written agreement between a Non-Employee Director and the Company evidencing an Option in such form as the Board shall approve.

  "Voting Stock" means securities entitled to vote generally in the election of directors.

        4.    Administration of the Plan.    The Plan shall be administered by the Board. The Board shall be authorized to interpret the Plan and may, from time to time, adopt, amend and rescind such rules, regulations and procedures as it may deem advisable to implement and administer the Plan. The interpretation and construction by the Board of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final, conclusive and binding upon all parties.

        All expenses and liabilities incurred by the Board in the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

        The Board shall have full power and authority to interpret and construe the Plan and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Plan. All such interpretations, rules and regulations shall be conclusive and binding on all parties.

        5.    Life of Option Grants.    Notwithstanding and term or conditions to the contrary stated herein, no Option granted under the Plan shall be exercisable, in whole or in part, after 10 years from the date of grant.

        6.    Specific Option Grants.    On the First Option Grant Date, the following grants of Options shall be made:

          (i)    Duman shall be granted an Option to purchase 20,000 Shares; and

          (ii)    Alexander shall be granted an Option to purchase 16,000 Shares.

        7.    Other Option Grants.    Beginning on the day after the Annual Meeting of Stockholders held on February 19, 2002, any individual who is for the first time either duly appointed by the Board or elected by the Stockholders as a Non-Employee Director shall on the date of either such appointment or election be granted an Option to purchase 20,000 Shares. Beginning with the Annual Meeting of Stockholders held on February 27, 2003, each Non-Employee Director who is a duly elected member of the Board upon the conclusion of that or any subsequent Annual Meeting of Stockholders and who has previously served as a Non-Employee Director shall be granted an Option to purchase 4,000 shares on the date of such Annual Meeting of Stockholders.

        8.    Option Agreement.    Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. No person shall have any rights under any Option granted under the Plan unless and until the Company and the person to whom such Option shall have been granted shall have executed and delivered a written Option Agreement. Exclusive of the Exercise Price, date of grant, and the time of exercise, the terms and conditions of each Option Agreement shall be determined by the Board.

        9.    Shares Subject to the Plan.    Subject to adjustment as provided in Section 15, the aggregate number of Shares which may be issued or delivered upon the exercise of Options shall not exceed 250,000 Shares. The Shares that may be subject to Options may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock, as the Board may determine.

        10.    Non-Transferability of Options.    Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during an Optionee's lifetime an Option shall be exercisable only by the Optionee.

        11.    Non-Qualified Options.    Each Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422 of the Code or an option described in Section 423(b) of the Code: each Option will be a "non-qualified stock option" for federal income tax purposes.

        12.    Exercise Price.    The Option exercise price per share under each Option shall be equal to 100% of the Fair Market Value per Share subject to the Option on the Option Grant Date.

        13.    Exercise of Options.    Subject to Section 11, an Option may not be exercised during the first year after the Option Grant Date. For any outstanding Option granted prior to March 9, 2004, after the first anniversary of the Option Grant Date, it may be exercised as to not more than 33 1/3% of the Shares available for purchase under the Option and, after each of the second and third anniversaries of the Option Grant Date, it may be exercised as to not more than an additional 33 1/3% of such shares plus any shares as to which the Option might theretofore have been exercisable but shall not have been exercised. Options granted on or after March 9, 2004 (following the Annual Meeting of Stockholders) may be exercised as to 100% of the Shares available for purchase under the Option upon the first anniversary of the Option Grant Date. No option shall be exercised later than ten years after the Option Grant Date.

        Except as provided in this Section 13, all Options granted to a Non-Employee Director shall automatically be forfeited by such person at the time such person shall cease to be a Non-Employee Director, provided, however that an Optionee may exercise then-vested options within 30 days after termination unless said termination of results from an act of (a) fraud or intentional misrepresentation or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, by such Non-Employee Director. The determination of whether termination resulted from such act shall be made by the Board, whose determination shall be conclusive. If service by the Optionee as a Non-Employee Director terminates by reason of Disability, the unexercised portion of any Option held by such Optionee at that time may be exercised within one year after the date on which the Optionee ceased to serve as a Non-Employee Director, but no later than the date the Option expires, and to the extent that the Optionee could have otherwise exercised such Option if it had been completely exercisable. To the extent that the Optionee is not entitled to exercise the Option on such date, or if the Optionee does not exercise it within the time specified, such Option shall terminate. The Board shall have the authority to determine the date an Optionee ceases to serve as a Non-Employee Director by reason of his Disability. If an Optionee dies while serving as a Non-Employee Director of the Company (or dies within a period of 30 days after termination of his service as a Non-Employee Director for any reason other than Disability or within a period of one year after termination of his service as a Non-Employee Director by reason of Disability), the unexercised portion of any Option held by such Optionee at the time of his death may be exercised within one year after the date of such Optionee's death, but no later than the date the Option expires, and to the extent that the Optionee could have otherwise exercised such Option if it had been completely exercisable. Such Option may be exercised by the executor or administrator of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance. To the extent that the Option is not entitled to be exercised on such date or if the Option is not exercised within the time specified, such Option shall terminate.

        An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Stock Option Agreement by the Optionee entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Payment for the Shares upon exercise of an Option shall be made in cash, by certified check, or by any other method of payment that may be permitted under applicable law and authorized by the Board. Each exercise of an Option shall reduce, by an equal number, the total number of Shares that may thereafter be purchased under such Option.

        14.    Acceleration of Options.    Notwithstanding any other provision of the Plan to the contrary, all Options granted under the Plan shall become immediately exercisable upon the occurrence of a Change in Control of the Company if the Optionee holding such Option is a Non-Employee Director of the Company or any subsidiary of the Company on the date of the consummation of such Change in Control.

        15.    Adjustments.    In the event that the outstanding Shares shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, effected without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Shares, the Board shall appropriately adjust, subject to any required action by the stockholders of the Company, (i) the number of Shares (and the Option exercise price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), and (ii) the number of Shares for which Options may be granted under the Plan, as set forth in Section 9 hereof, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

        Notwithstanding the foregoing, in the event of (i) any offer or proposal to holders of the Company's Shares relating to the acquisition of their Shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Board may make such adjustment as it deems equitable in respect of outstanding Options (and in respect of the Shares for which Options may be granted under the Plan), including, without limitation, the revision, acceleration, cancellation, or termination of any outstanding Options, or the change, conversion or exchange of the Shares under outstanding Options (and of the Shares for which Options may be granted under the Plan) into or for securities or other property of another corporation. Any such adjustments by the Board shall be final, conclusive and binding for all purposes of the Plan.

        16.    Amendment of the Plan.    (a) The Board may amend the Plan from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule 16b-3 of the Exchange Act, applicable NASDAQ National Market or stock exchange rules, applicable Code provisions, or other applicable laws or regulations. Notwithstanding the foregoing, in no event shall the Board amend Section 16(b) of the Plan in whole or in part without approval of the stockholders of the Company.

        (b)   The Board shall not, without the further approval of the stockholders of the Company, authorize the amendment of any Option outstanding at any time to reduce the Option exercise price per share. Furthermore, no Option shall be canceled and replaced with awards having a lower Option exercise price per share without further approval of the stockholders of the Company. This Section 16(b) is intended to prohibit the repricing of "underwater" Options and shall not be construed to prohibit the adjustments provided for in Section 15 of the Plan.

        17.    Termination of the Plan.    The Board may terminate the Plan at any time in its sole discretion. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option previously granted under the Plan in any material adverse way without the affected Optionee's consent.

        18.    Modification, Extension and Renewal of Options.    Within the limitations of the Plan and subject to Sections 15 and 16, the Board may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, except for any adjustment described in Section 15, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan in any material adverse way without the affected Optionee's consent.

        19.    Governing Law.    The Plan and all Stock Option Agreements executed in connection with the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

        20.    Successors.    The Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

        21.    Severability.    If any provision of the Plan or any Stock Option Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan or Stock Option Agreement, and the Plan and each Stock Option Agreement shall each be construed and enforced as if the invalid provisions had never been set forth therein.

        22.    Plan Provisions Control.    The terms of the Plan govern all Options granted under the Plan, and in no event will the Board have the power to grant any Option under the Plan that is contrary to any of the provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan, the term in the Plan shall control.

        23.    Headings.    The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

        24.    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any Shares which are subject to an Option unless and until such person becomes a stockholder of record with respect to such Shares.

ANNEX B

TRANSACTION SYSTEMS ARCHITECTS, INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated by the Stockholders on February 20, 2001 and as proposed to be amended and restated by the Stockholders on March 9, 2004)

        Section 1.    Purpose.    The purpose of the Transaction Systems Architects, Inc. Employee Stock Purchase Plan (the "Plan") is to provide an opportunity to current employees of Transaction Systems Architects, Inc. (the "Company") or any Participating Subsidiary of the Company to purchase its Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees to devote their best efforts to the financial success of the Company. It is intended that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Plan authorizes the grant of Options and issuance of Common Stock which do not qualify under Section 423 of the Code pursuant to sub-plans adopted by the Committee designed to achieve desired tax or other objectives in particular locations outside the United States.

        Section 2.    Definitions.    For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

        2.01.     "Base Pay" shall mean the monthly pay rate of a salaried Employee or the hourly pay rate of an hourly Employee. Base Pay shall not include payments for overtime, allowances, bonuses and other special payments, commissions and other marketing incentive payments.

        2.02.     "Board of Directors" shall mean the Board of Directors of the Company.

        2.03.     "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

        2.04.     "Common Stock" shall mean the Class A Common Stock of the Company.

        2.05.     "Employee" shall mean any person, including any officer or employee-director of the Company or any Participating Subsidiary of the Company, who is actively and customarily employed for 20 hours or more per week by the Company or a Participating Subsidiary of the Company.

        2.06.     "Fair Market Value" shall mean the closing price (last trade) on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system for a share of Common Stock.

        2.07.     "Offering" shall have the meaning described in Section 4.01.

        2.08.     "Option" shall mean any option to purchase Common Stock granted to an Employee pursuant to this Plan.

        2.09.     "Participant" shall mean any Employee that is eligible to participate in the Plan in accordance with Section 3 and who elects to participate in the Plan.

        2.10     "Participating Subsidiary of the Company" means any Subsidiary of the Company that has been designated by the Board of Directors as eligible to participate in the Plan with respect to its Employees.

        2.11.     "Participation Period" shall mean the period beginning on April 1, 1999 and ending on July 31, 1999 and each three-month period thereafter during the term of the Plan. The Plan shall be in effect from April 1, 1999, to April 30, 2008. There shall be thirty-two Participation Periods during the term of the Plan.

        2.12.     "Subsidiary of the Company" means any foreign or U.S. domestic corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Section 3.    Eligibility and Participation.    The following provisions shall govern the eligibility of Employees to participate in the Plan.

        3.01.    Eligibility.    Any Employee who shall have completed three months of employment with the Company or any Participating Subsidiary of the Company shall be eligible to participate in the Offering as of the first day of the next Participation Period. The Committee may also determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of "highly compensated employee" in Code Section 414(q). The Committee may impose restrictions on eligibility and participation of Employees who are officers or directors to facilitate compliance with federal or state securities laws or foreign laws.

        3.02.    Restrictions on Participation.    Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

          (a)   if, immediately after such grant, such Employee would own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary of the Company, such ownership to be determined by applying the rules of Section 424(d) of the Code and treating stock which the Employee may purchase under outstanding options as stock owned by the Employee; or

          (b)   which would permit his or her rights to purchase stock under the Plan (and under any other plans of the Company or any Subsidiary of the Company qualifying under Section 423 of the Code) to accrue at a rate which exceeds the lesser of (i) $25,000 or (ii) 10% of the Employee's Base Pay of fair market value of the stock (determined on the basis of the fair market value of the stock at the time such Option is granted) for each calendar year in which such Option is outstanding.

        3.03.    Commencement of Participation.    A Participant may elect to participate by executing the enrollment form prescribed for such purpose by the Committee which enrollment form may include an application for an account with the Company's designated broker. The enrollment form shall be filed with the Committee at any time prior to the first day of the next Participation Period. The Participant shall designate on the enrollment form the percentage of his or her Base Pay which he or she elects to have withheld for the purchase of Common Stock, which may be any whole percentage from 1% to 10%. Once enrolled, a Participant will continue to participate in the Plan for each succeeding Participation Period until he or she terminates participation or ceases to qualify as an Employee.

        Section 4.    Common Stock Subject to the Plan.

        4.01.    Number of Shares.    The total number of shares of Common Stock for which Options may be granted under this Plan shall not exceed in the aggregate 1,500,000 (one million five hundred thousand) shares of Common Stock. The Plan will be implemented by an Offering of shares of Common Stock (the "Offering"). The Offering shall begin on April 1, 1999 and shall terminate on April 30, 2008.

        4.02.    Reissuance.    The shares of Common Stock that may be subject to Options granted under this Plan may be either authorized and unissued shares of Common Stock or shares of Common Stock reacquired at any time and now or hereafter held as treasury stock of the Company as the Committee may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option granted under this Plan.

        Section 5.    Administration of the Plan.

        5.01.    Committee.    The Plan shall be administered by the Compensation Committee of the Board of Directors, or such other committee established by the Board of Directors (the "Committee") consisting of no less than two persons. The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

        5.02.    Interpretation.    The Committee shall be authorized (i) to interpret the Plan and decide any matters arising thereunder, and (ii) to adopt such rules, regulations and procedures, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purpose of this Plan.

        5.03.    Finality.    The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or any agreement evidencing any such Option shall be final, conclusive and binding upon all parties.

        5.04.    Voting by Committee Members.    Only members of the Committee shall vote on any matter affecting the administration of the Plan or the granting of Options under the Plan.

        5.05.    Expenses.    All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Board of Directors or the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option granted hereunder.

        5.06    Non-U.S. Participation.    The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax and withholding procedures which vary with local requirements. With respect to any Participating Subsidiary which employs Participants who reside outside of the United States, and notwithstanding anything herein to the contrary, the Committee may in its sole discretion amend or vary the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives and purpose of the Plan, and the Committee may, where appropriate, establish one or more sub-plans to reflect such amended or varied provisions which sub-plans may be designed to be outside the scope of Code Section 423. The provisions of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 4.01, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

        5.07    Changing of Percentage.    The percentage (i.e. 85%) provided for within Subsections 7.02(iii) and 7.03 herein may be changed by and at the sole discretion of the Committee, without further approval of the Company's Stockholders, to any whole percentage that is not less than 85% and not greater than 100%; provided, however, that the Committee shall provide all Participants with written notice of any such change in advance of the Participation Period in which such change is to first take effect.

        Section 6.    Payroll Deductions.

        6.01.    Amount of Deduction.    At the time a Participant files his or her enrollment form authorizing payroll deductions pursuant to Section 3.03, he or she shall elect to have deductions made from his or her Base Pay on each payday during the time he or she is a Participant in the Offering.

        6.02.    Participant's Account; No Interest.    All payroll deductions made for a Participant shall be credited to his or her account under the Plan. A Participant may not make any separate cash payment into such account. No interest shall accrue on amounts credited to a Participant's account under the

Plan, regardless of whether or not the funds in such account are ultimately used to acquire shares of Common Stock, unless required under local law.

        6.03.    Changes in Payroll Deductions.    A Participant may change the rate of payroll deductions, effective for the next Participation Period, by filing a new enrollment form with the Committee at any time prior to the first day of the Participation Period for which such change is to be effective. A Participant may also discontinue his or her participation in the Plan by notifying the Committee in accordance with the procedures established by the Committee for such purpose.

        6.04.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions unless required under local law.

        Section 7.    Grant of Option.

        7.01.    Terms and Conditions.    A description of the terms and conditions of the Plan shall be made available to Participants in such form and manner as the Committee shall approve.

        7.02.    Number of Option Shares.    On the first business day of each Participation Period during the term of the Plan, each Participant shall be deemed to have been granted an Option, subject to the limitations of Section 3.02, to purchase a maximum number of shares of Common Stock during the Participation Period equal to the number obtained by multiplying (i) the percentage of the Employee's Base Pay for that Participation Period which he or she has elected to have withheld pursuant to Section 6.01 by (ii) the Employee's Base Pay for that Participation Period and dividing the resulting product by (iii) 85% of the Fair Market Value of one share of Common Stock of the Company on the first business day or on the last business day of that Participation Period, whichever is lower, provided, however, that in no event shall the total number of shares of Common Stock for which Options are granted exceed the number of shares set forth in Section 4.01. If the total number of shares of Common Stock for which Options would have been granted to Participants pursuant to the preceding sentence would have exceeded the number of shares set forth in Section 4.01 (absent the proviso in the preceding sentence), the Committee shall make a pro rata allocation of the shares of Common Stock available for grant to Participants' Options in such manner as it shall determine, in its sole discretion, to be reasonably practicable, uniform and equitable.

        7.03.    Option Price.    The Option price per share of the Common Stock subject to an Option shall be 85% of the Fair Market Value of one share of Common Stock on the first business day or on the last business day of the applicable Participation Period, whichever is lower.

        7.04.    Interest in Option Stock.    A Participant shall have no interest in shares of Common Stock covered by his or her Option until such Option has been exercised.

        7.05.    Transferability.    Neither payroll deductions credited to a Participant's account nor Options granted to a Participant shall be transferable other than by will or the laws of descent and distribution and, during a Participant's lifetime, an Option shall be exercisable only by the Participant.

        7.06    Tax Withholding.    In the event that the Company or any Subsidiary of the Company is required to withhold any Federal, state, local or foreign taxes in respect of any compensation income realized by the Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an Option granted hereunder, the Company or such Subsidiary of the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state, local or foreign taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state, local or foreign taxes, such Participant will be required to pay to the Company or such Subsidiary of the Company, or make other arrangements satisfactory to the Company or such Subsidiary of the Company regarding payment to the Company or such Subsidiary of the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be acquired upon exercise of an Option, a number of shares of Common Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

        Section 8.    Exercise of Options.

        8.01.    Automatic Exercise.    Unless a Participant gives written notice to the Company of withdrawal pursuant to Section 9.01, his or her Option to acquire Common Stock with payroll deductions credited to his or her account for any Participation Period will be deemed to have been exercised automatically on the last business day of the applicable Participation Period for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option price (but not in excess of the number of shares of Common Stock for which Options have been granted to the Employee pursuant to Section 7.02), and any excess credited to his or her account at that time will be carried forward to the next Participation Period.

        8.02.    Fractional Shares.    Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be carried over to the next following Participation Period.

        8.03.    Delivery of Stock.    As soon as reasonably practicable after each Participation Period, the Company will deliver to the Participant's account with the Company's designated broker, in such Participant's name, the shares of Common Stock purchased upon exercise of such Participant's Option. It is a condition of participation in the Plan that each Participant maintain an account with the broker designated by the Company. The Company reserves the right to change its designated broker from time to time in its sole discretion.

        Section 9.    Withdrawal.

        9.01.    In General.    A Participant may withdraw payroll deductions credited to his or her account for a Participation Period under the Plan at any time prior to the last business day of such Participation Period by giving written notice to the Committee. As soon as reasonably practicable after receipt by the Committee of his or her notice of withdrawal, the payroll deductions credited to the Participant's account for such Participation Period will be paid to him or her without interest (except to the extent required by local law), and no further payroll deductions will be made from his or her Base Pay for such Participation Period.

        9.02.    Cessation of Employee Status.    In the event a Participant shall cease to be an Employee during a Participation Period for any reason, other than as a result of his or her death, the payroll deductions credited to his or her account for such Participation Period will be returned to him or her without interest (except to the extent required by local law) as soon as reasonably practicable thereafter.

        9.03.    Termination Due to Death.    In the event a Participant shall cease to be an Employee during a Participation Period by reason of his or her death, his or her legal representative shall have the right to elect, by written notice to the Committee prior to the last business day of the Participation Period:

          (a)   to withdraw all of the payroll deductions credited to the Participant's account under the Plan for such Participation Period without interest (except to the extent required by local law), or

          (b)   to exercise the Participant's Option for such Participation Period with any excess in the Participant's account after exercise of the Option to be returned to the Participant's legal representative.

        In the event that no such written notice of election is duly and timely received by the Committee, the Participant's legal representative shall automatically be deemed to have elected, pursuant to clause (b) above, to exercise the Participant's Option.

        Section 10.    Adjustments.

        10.01.    Changes In Capitalization.    In the event that the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, effected without the receipt of consideration by the Company, through reorganization, merger or consolidation, recapitalization, reclassification, stock split, reverse stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust, subject to any required action by the stockholders of the Company, (i) the number of shares of Common Stock (and the Option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Section 424 of the Code shall apply with respect to such adjustments and (ii) the number of shares of Common Stock for which Options may be granted under the Plan, as set forth in Section 4.01 hereof, and such adjustments shall be final, conclusive and binding for all purposes of the Plan. Except as expressly provided herein, no issuance by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        10.02.    Acquisition, Merger, Sale of Assets, Dissolution or Liquidation.    Notwithstanding the foregoing, in the event of (i) any offer or proposal to holders of the Company's Common Stock relating to the acquisition of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any transaction generally relating to the acquisition of substantially all of the assets or business of the Company, or (iii) the dissolution or liquidation of the Company, the Board of Directors may make such adjustment as it deems equitable in respect of outstanding Options (and in respect of the shares of Common Stock for which Options may be granted under the Plan), including, without limitation, the revision, cancellation, or termination of any outstanding Options, or the change, conversion or exchange of the shares of the Company's Common Stock under outstanding Options (and of the shares of the Company's Common Stock for which Options may be granted under the Plan) into or for securities or other property of another corporation. Any such adjustments by the Board of Directors shall be final, conclusive and binding for all purposes of the Plan.

        Section 11.    Effect of the Plan on Employment Relationship.    Neither this Plan nor any Option granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of the Company or any Subsidiary of the Company as the case may be, or limit in any respect the right of the Company or any Subsidiary of the Company to terminate such Participant's employment with the Company or any Subsidiary of the Company, as the case may be, at any time.

        Section 12.    Amendment of the Plan.    The Board of Directors may amend the Plan from time to time as it deems desirable in its sole discretion without approval of the stockholders of the Company, except to the extent stockholder approval is required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, applicable NASDAQ National Market or stock exchange rules, applicable provisions of the Code, or other applicable laws or regulations.

        Section 13.    Termination of the Plan.    The Board of Directors may terminate the Plan at any time in its sole discretion. No Option may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option theretofore granted under the Plan in any material adverse way without the consent of the affected Participant.

        Section 14.    Governing Law.    The Plan and any and all Option agreements executed in connection with the Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws principles.

        Section 15.    No Strict Construction.    No rule of strict construction shall be applied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option agreement, any Option granted under the Plan, or any rule, regulation or procedure established by the Committee.

        Section 16.    Successors.    This Plan is binding on and will inure to the benefit of any successor to the Company, whether by way of merger, consolidation, purchase, or otherwise.

        Section 17.    Severability.    If any provision of the Plan or an Option agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, and the Plan and such agreement shall each be construed and enforced as if the invalid provisions had never been set forth therein.

        Section 18.    Plan Provisions Control.    Except as otherwise provided in Section 5.06, the terms of the Plan govern all Options granted under the Plan, and in no event will any Option be granted under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Option granted under the Plan shall conflict with any term in the Plan as constituted on the grant date of such Option, the term in the Plan as constituted on the grant date of such Option shall control except as otherwise provided in Section 5.06.

        Section 19.    Headings.    The headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions had been used in the Plan.

        Section 20.    Effective Date of the Plan.    The Plan shall be submitted to the stockholders of the Company for approval and ratification at the next regular or special meeting thereof to be held after January 1, 1999. Unless at such meeting the Plan is approved and ratified by the stockholders of the Company, in the manner provided by the Company's By-Laws, then and in such event, the Plan shall become null and void and of no further force and effect. Subject to the immediately preceding sentence, the Plan shall be effective as of April 1, 1999. The Plan shall continue in effect until April 30, 2008 unless sooner terminated under Section 13.

ANNEX C

TRANSACTION SYSTEMS ARCHITECTS, INC.
AUDIT COMMITTEE CHARTER

Purpose

        The purpose of the Audit Committee (the "Committee") of Transaction Systems Architects, Inc. (the "Company") is to assist the Board of Directors (the "Board") in monitoring the:

  •
  integrity of the Company's financial statements;

  •
  Company's compliance with legal and regulatory requirements;

  •
  independence and performance of the Company's independent auditors; and

  •
  performance of the Company's internal audit function and independent auditors.

Committee Membership

        The Committee shall consist of Board members and have no fewer than three members. The members of the Committee shall meet the applicable independence and experience requirements of (1) the Nasdaq Stock Market, (2) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder and (3) the rules and regulations of the Securities and Exchange Commission (the "SEC"), as such requirements are interpreted by the Board in its business judgment. At least one member of the Committee shall be an "audit committee financial expert" as defined by the rules and regulations of the SEC and under the Exchange Act.

        The members of the Committee shall be recommended by the Nominating and Corporate Governance Committee and shall be elected by the Board at the first meeting of the Board following the Company's annual meeting of stockholders or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of the full Committee membership.

Meetings

        The Committee shall meet as often as it determines, but not less frequently than quarterly. Meetings may be called by the Chairman of the Committee, a majority of the members of the Committee or the Chairman of the Board. All meetings of and other actions by the Committee shall be held and taken pursuant to the Bylaws of the Company, including Bylaw provisions governing notice of meetings and waiver thereof, the number of Committee members required to take actions at meetings and by written consent, and other related matters.

        The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company, the independent auditor, the Company's outside counsel or the Committee's counsel or other advisor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        Reports of meetings, and actions taken at a meeting or by consent, of the Committee since the most recent Board meeting shall be made by the Committee Chairman or his or her delegate to the Board at the next regularly scheduled Board meeting or action and shall be accompanied by any recommendation from the Committee to the Board. In addition, the Committee Chairman or his or her delegate shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

Committee Authority and Responsibilities

        The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

        The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or its subsidiaries by its independent auditor, subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate to one or more members the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such members to grant preapprovals shall be presented to the full Committee at its next scheduled meeting. The Committee may establish pre-approval policies and procedures.

        The independent auditor shall not perform, nor shall the Committee approve the performance by the independent auditor of, services prohibited by the Exchange Act or other applicable laws, rules and regulations.

        The Committee shall have the resources and authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services and to any advisors employed by the Committee.

        The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

        The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

2.
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4.
Review and discuss reports from the independent auditors on:

(a)
All critical accounting policies and practices to be used;

(b)
All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including (i) ramifications of the use of such alternative disclosures and treatments, and (ii) the treatment preferred by the independent auditor; and

  (c)
  Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8.
Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, or any successor requirement, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

9.
Review disclosures made to the Committee by the Company's principal executive officer and principal financial officer during their certification process for the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q regarding any significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting and any fraud involving management or other employees who have a significant role in the Company's internal controls and procedures for financial reporting.

Oversight of the Company's Relationship with the Independent Auditor

10.
Review and evaluate the lead partner of the independent auditor team.

11.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, (d) all relationships between the independent auditor and the Company, (e) confirmation from the independent auditor that the independent auditor is independent of the Company under applicable laws, rules and regulations and (f) the independent auditor's compliance with applicable laws, rules and regulations regarding record retention. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and internal auditors. Confirm and assure the independence of the independent auditor. The Committee shall present its conclusions with respect to the independent auditor to the Board.

12.
Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.
Discuss with the independent auditor any problems or difficulties, including management's response, which discussion shall include any consultations with the independent auditor's national office.

15.
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

16.
Review the appointment and replacement of the senior internal auditing executive.

17.
Review the significant reports to management prepared by the internal auditing department and management's responses.

18.
Discuss with management and the independent auditor the internal audit department responsibilities, budget, staffing and performance review and any recommended changes in the planned scope of the internal audit.

19.
Discuss with management, the independent auditor, internal and external legal counsel and senior internal auditing executive the adequacy and effectiveness of the Company's disclosure controls and procedures and internal controls and procedures for financial reporting and any special audit steps adopted in response to material control deficiencies.

Compliance Oversight Responsibilities

20.
Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

21.
Obtain reports from management, the independent auditor and the Company's senior internal auditing executive that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code(s) of Ethics, including, without limitation, the prohibition on personal loans to directors and executive officers. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code(s) of Ethics.

22.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

24.
Discuss with the Company's internal and external legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

25.
Review and approve all related party transactions on a timely basis.

26.
Prepare the Audit Committee Report required by the SEC to be included in the Company's annual proxy statement and review the disclosure in the proxy statement regarding the independence of the Committee members and the presence of an audit committee financial expert on the Committee.

27.
Require management to establish procedures for the receipt, retention and treatment of reports by the Company's internal and external legal counsel regarding evidence of a material violation of an applicable United States federal or state securities law, material breach of fiduciary duty arising under United States federal or state law or similar material violation of any United States federal or state law by the Company or any officer, director, employee or agent of the Company.

28.
The Committee shall meet with the senior internal auditing executive, the independent auditor and management in separate executive sessions to discuss any matters the Committee or those groups believe should be discussed privately with the Audit Committee.

29.
The Committee should review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described herein.

Limitation of the Committee's Role

        While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Revised December 2003

TRANSACTION SYSTEMS ARCHITECTS, INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, March 9, 2004
10:00 a.m.

Omaha Marriott Hotel
10220 Regency Circle
Omaha, Nebraska 68114

Transaction Systems Architects, Inc. 224 South 108th Avenue, Omaha, Nebraska 68154	Proxy Card

This proxy is solicited by the Board of Directors for use at the Annual Meeting on March 9, 2004.

The undersigned hereby appoints David R. Bankhead, Dennis P. Byrnes and William J. Hoelting (collectively referred to as the "Named Proxies"), and each of them, with power to appoint a substitute, to vote, in accordance with the specifications appearing below, all shares the undersigned is entitled to vote at the Annual Meeting of Stockholders of Transaction Systems Architects, Inc., a Delaware corporation, to be held on Tuesday, March 9, 2004, at 10:00 a.m. CST (Omaha time) at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, and at all adjournments thereof, and, in their discretion, upon all other matters that may properly come before the Annual Meeting or any adjournment or adjournments thereof, and hereby revokes all former proxies. The undersigned hereby acknowledges receipt of the Proxy Statement for the Annual Meeting.

IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED ONLY AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions

COMPANY #

There are three ways to vote your proxy:

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK, EASY, IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. CST (Omaha time) on March 8, 2004.

•
Please have your Proxy Card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/tsai/—QUICK, EASY, IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. CST (Omaha time) March 8, 2004.

•
Please have your Proxy Card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

•
Mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to Transaction Systems Architects, Inc., c/o Shareowner Services™, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

//        Please detach here        //

The Board of Directors recommends a vote FOR all nominees for Director and FOR Proposals 2, 3 and 4.

1.    ELECTION OF DIRECTORS:

01 Roger K. Alexander 03 Gregory D. Derkacht 05 Frank R. Sanchez 07 John E. Stokely	02 John D. Curtis 04 Jim D. Kever 06 Harlan F. Seymour	☐	FOR all nominees (except as noted below)	☐	WITHHOLD all nominees
(To withhold authority to vote for any indicated nominee(s), write the number(s) to the left of the nominee(s) in the box provided to the right)
2.	AMENDMENT AND RESTATEMENT OF THE 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	AMENDMENT AND RESTATEMENT OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN.
☐ FOR ☐ AGAINST ☐ ABSTAIN
4.	RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.
☐ FOR ☐ AGAINST ☐ ABSTAIN

Dated: , 2004
Address Change? If so, mark box ☐ and indicates changes below:

Signature
(If there are co-owners both must sign)
Please sign exactly as your name(s) appear on the Proxy Card. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should use full name of corporation and title of authorized officer signing the Proxy Card.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on March 9, 2004
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS to be held on March 9, 2004
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
INFORMATION REGARDING STOCK OWNERSHIP
INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION
REPORT OF AUDIT COMMITTEE
REPORT OF COMPENSATION COMMITTEE
PERFORMANCE GRAPH
OTHER MATTERS
TRANSACTION SYSTEMS ARCHITECTS, INC. 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (as proposed to be amended and restated effective March 9, 2004)
TRANSACTION SYSTEMS ARCHITECTS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN (as amended and restated by the Stockholders on February 20, 2001 and as proposed to be amended and restated by the Stockholders on March 9, 2004)
TRANSACTION SYSTEMS ARCHITECTS, INC. AUDIT COMMITTEE CHARTER